EXHIBIT 31

CERTIFICATION

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Atara Dzikowski, certify that:

1.       I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Samsara Luggage, Inc.

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 7, 2020

By: /s/ Atara Dzikowski

Atara Dzikowski,

Chief Executive Officer

and Principal Financial and Accounting Officer